UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 7, 2023
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Performance Awards
On August 7, 2023 (the “Grant Date”), the Board of Directors (the “Board”) of iRhythm Technologies, Inc. (the “Company”), a Delaware corporation, upon recommendation from the Compensation and Human Capital Management Committee of the Board (the “Compensation Committee”), granted to Quentin Blackford, the Company’s Chief Executive Officer (the “CEO”), Brice Bobzien, the Company’s Chief Financial Officer (the “CFO”), Patrick Murphy, the Company’s Chief Business Offer and Chief Legal Officer (the “CBLO”), Chad Patterson, the Company’s Chief Commercial Officer (the “CCO”) and Minang Turakhia, the Company’s Chief Medical Officer, Chief Scientific Officer and EVP, Product Innovation (the “CMO”) performance-based restricted stock unit awards (collectively, the “Performance Awards” or “PSUs”). The Performance Awards were granted as part of a program under which other members of the Company’s management team (collectively, with the CEO, CFO, CBLO, CCO and CMO, the “Executives”) also received Performance Awards.
The Performance Awards may be earned and become vested only if the Company achieves certain operational goals during the period starting July 1, 2023 and ending June 30, 2026 (the “Performance Period”), with the number of resulting achieved PSUs to be increased or decreased by the Company’s relative total stockholder return (“TSR”) during the same time period, as further described below.
Purpose of Performance Awards
The Board and Compensation Committee believe that broad-based alignment among the management team with respect to several important long-term operational objectives is important to (i) create stability among the Company’s leadership team, (ii) retain other critical talent and (iii) drive achievement of strategic objectives while the Company transforms and scales its business model. The PSUs are designed to ensure that the Executives are aligned with stockholder interests. The PSUs will incentivize significant and sustained performance, with vesting only occurring if certain operational goals are achieved, and with any such PSUs attributable to achieved operational goals subject to increase or decrease based on the level of achievement of the Company’s relative TSR performance, subject to certain caps described below. Moreover, the PSUs are intended to drive the Company’s strategic direction by encouraging leadership continuity and stability and motivating the Executives with equity that rewards them for providing strong performance over the Performance Period. With these goals in mind, and after a thorough analysis and review and extensive consultation with its independent compensation consultant, the Compensation Committee recommended, and the Board granted, the Performance Awards to the Executives.
Terms of Performance Awards
The Performance Awards are 100% performance-based with three equally weighted goals comprised of (i) enhancing the patient experience while significantly increasing patient registrations, (ii) achieving certain adjusted EBITDA as a percentage of revenue goals and (iii) accelerating new product innovations (collectively, the “Operational Goals”) that may be achieved during the Performance Period, with each Operational Goal representing one-third of the total number of shares of Common Stock subject to the PSUs. There is no interpolation for partial achievement of an Operational Goal. The number of PSUs eligible to vest is first measured based on achievement of the Operational Goals (the “Earned PSUs”). Achievement of two Operational Goals is “target” level achievement and achievement of three Operational Goals is “maximum” level achievement, in each case subject to adjustment for the Company’s relative TSR performance, as described below, provided however that in no event will the Earned PSUs be greater than the “maximum” level of achievement regardless of the level of relative TSR achievement.
The number of Earned PSUs determined based on achievement of the Operational Goals will then be adjusted by the Company’s TSR as compared to the TSR achieved by the companies comprising the S&P Healthcare Equipment Select Industry Index over the Performance Period.
Upon relative TSR performance of greater than the 75th percentile, the number of Earned PSUs will be adjusted upwards by 25%, however, if all three Operational Goals have been achieved, the Performance Award has already reached its cap and there will be no upward adjustment and no additional PSUs will become earned and vested. Upon relative TSR performance of less than the 33rd percentile, the number of Earned PSUs will be adjusted downward by 25%; however, if all three Operational Goals have been achieved, the number of Earned PSUs will be capped at the “target” level achievement, which is greater than a 25% reduction. There is no interpolation between relative TSR achievement levels.

In order to vest in the Earned PSUs, the Executives must continue to provide services to the Company through the later of the date on which the Compensation Committee determines achievement of the Performance Awards and August 7, 2026.
For the CEO, CFO, CBLO, CCO and CMO, the number of shares of the Company’s common stock that can vest under their respective Performance Awards at “target” level achievement is 48,534, 13,589, 13,589, 13,589 and 13,589, respectively, with up to 150% of such number of shares eligible vest upon “maximum” level achievement. For the Executives (other than the CEO, CFO, CBLO, CCO and CMO), the aggregate number of shares of the Company’s common stock that can vest under their Performance Awards at “target” level achievement is 19,364, with up to 150% of such aggregate number of shares eligible vest upon “maximum” level achievement.

In the event of a change in control of the Company, the Operational Goals will be deemed achieved at the greater of actual achievement or target achievement (i.e., two Operational Goals), either as modified by the Company’s relative TSR achievement (as described above) with such relative TSR measured upon the change in control. Any such resulting “achieved” Performance Awards will be subject to time-based vesting following the change in control through the end of the Performance Period and will be eligible for accelerated vesting in the event of the termination without “cause” or resignation for “good reason” of the Executive in connection with or following the change in control, as provided in the Company’s Executive Change in Control and Severance Policy.
The Performance Awards were granted under the Company’s 2016 Equity Incentive Plan (the “2016 Plan”).
The foregoing summary of the terms and conditions of the Performance Awards set forth above does not purport to be complete and is qualified by reference to the provisions of the 2016 Plan and form of Restricted Stock Unit Award Agreement previously filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: August 10, 2023	By:	/s/ Brice Bobzien
Brice Bobzien
Chief Financial Officer
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